JP MORGAN BOND FUND
Section 10f-3 Transactions



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/22/04	The Goldman Sachs Group, Inc.


Shares			Price		Amount
2,065,000      		$100.00		$2,065,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.45	    N/A 	 0.17%	          0.21%

Broker
Goldman, Sachs & Co.

Underwriters of Goldman Sachs

Underwriters     	                Principal Amount
Goldman Sachs		              $1,062,500,000
ABN AMRO, Inc. 		                  12,500,000
BNP Paribas Securities Corp.              12,500,000
Citigroup Global Markets, Inc. 		  12,500,000
Commerzbank Capital Markets Corp.	  12,500,000
Daiwa Securities SMBC Europe LTD	  12,500,000
Guzman & Co.				  12,500,000
ING Financial Markets LLC                 12,500,000
J.P. Morgan Securities, Inc.  		  12,500,000
Mellon Financial Markets, LLC             12,500,000
RBC Capital Markets Corp. 	          12,500,000
SG Americas Securities, LLC		  12,500,000
SunTrust Capital Markets, Inc. 		  12,500,000
Wachovia Capital Markets, LLC 		  12,500,000
Wells Fargo Brokerage Services, LLC	  12,500,000
The Williams Capital Group, L.P. 	  12,500,000
                                        -------------
Total                                   $1,250,000,000




The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
09/28/04  	Telecom Italia Capital

Shares            Price         Amount
2,365,000  	  $99.73	$2,358,615

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.35        N/A 	 0.19%	            0.65%

Broker
Lehman Brothers, Inc. New York

Underwriters of Telecom Italia Capital

Underwriters*          	                  Principal Amount
Total                                       $1,250,000,000

*Underwriters and principal amounts were not available at the time of filing.


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/07/04  	Magellan Midstream Partners, L.P.

Shares            Price         Amount
1,840,000         $99.88 	$1,837,792

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.70        N/A 	 0.74%	            0.93%

Broker
Lehman Brothers, Inc. New York

Underwriters of Magellan Midstream Partners, L.P

Underwriters          	                  Principal Amount
Lehman Brothers, Inc.			   $150,000,000
Citigroup Global Markets, Inc.               50,000,000
Goldman, Sachs & Co.			     12,500,000
J.P. Morgan Securities, Inc. 		     12,500,000
SunTrust Capital Markets, Inc. 		     12,500,000
UBS Securities LLC			     12,500,000
					   -------------
Total                                       $250,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/26/04  	Westfield Capital Corp.

Shares            Price         Amount
1,485,000         $99.84	$1,482,624

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.45        N/A 	 0.11%	            0.14%

Broker
Citigroup Global Markets

Underwriters of Westfield Capital Corp.

Underwriters*          	                  Principal Amount
Total                                      $1,400,000,000

*Underwriters and principal amounts were not available at the time of filing.


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
10/27/04  	SBC Communications

Shares            Price         Amount
1,655,000  	  $99.89	$1,653,180

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.45        N/A 	 0.07%	            0.10%

Broker
Citigroup Global Markets

Underwriters of SBC Communications


Underwriters          	                  Principal Amount
Citigroup Global Markets, Inc. 		    $630,002,000
J.P. Morgan Securities, Inc. 		     630,002,000
Barclay's Capital, Inc. 		     427,500,000
ABN AMRO, Inc. 				     112,500,000
Banc of America Securities LLC		     112,500,000
Deutsche Bank Securities, Inc. 		     112,500,000
Goldman, Sachs & Co. 			     112,500,000
Credit Suisse First Boston LLC	              14,062,000
HSBC Securities, (USA) Inc.		      14,062,000
Lehman Brothers, Inc. 			      14,062,000
Merill Lynch, Pierce, Fenner & Smith,Inc.     14,062,000
Morgan Stanley & Co., Inc. 		      14,062,000
UBS Securities LLC                            14,062,000
Blaylock & Partners, L.P.                     14,062,000
The Williams Capital Group L.P.  	      14,062,000
					    --------------
Total                                       $2,250,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/15/04  	Computer Associates International, Inc.

Shares            Price         Amount
1,095,000  	  $99.51	$1,089,635

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.65        N/A 	 0.22%	            0.28%

Broker
Citigroup Global Markets, Inc.

Underwriters of SBC Computer Associates International, Inc.


Underwriters          	                  Principal Amount
Banc of America Securities LLC 		    $130,208,000
Citigroup Global Markets, Inc. 		     130,208,000
J.P. Morgan Securities, Inc. 		     130,208,000
Barclay's Capital, Inc. 		      17,500,000
BNP Paribas Securities Corp. 		      17,500,000
KeyBanc Capital Markets			      17,500,000
Mitsubishi Securities International PLC       17,500,000
Wachovia Capital Markets, LLC 		      17,500,000
ABN AMRO, Inc. 			              13,125,000
Scotia Capital (USA), Inc.		       8,751,000
					    --------------
Total                                        $500,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/08/04  	North Front Pass-Through Trust

Shares            Price         Amount
2,220,000         $100.00	$2,220,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.00        N/A 	 0.56%	            0.62%

Broker
Merrill Lynch & Co., Inc.

Underwriters of North Front Pass-Through Trust

Underwriters*          	                  Principal Amount
Total                                      $400,000,000

*Underwriters and principal amounts were not available at the time of filing.


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/05/05  	The Goldman Sachs Group, Inc.

Shares            Price         Amount
2,125,000  	  $99.63	$2,117,138

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.45        N/A 	 0.09%	            0.12%

Broker
Goldman, Sachs & Co.

Underwriters of The Goldman Sachs Group, Inc.


Underwriters          	                  Principal Amount
Bayerische Hypo- und Vereinsbank AG	   $1,912,500,000
BNP Paribas Securities Corp.                   22,500,000
Citigroup Global Markets, Inc. 		       22,500,000
Commerzbank Capital Markets Corp.              22,500,000
Countrywide Securities Corp.		       22,500,000
Daiwa Securities SMBC Europe LTD               22,500,000
ING Belgium SA/NV			       22,500,000
J.P. Morgan Securities, Inc. 		       22,500,000
KeyBanc Capital Markets 		       22,500,000
Mellon Financial Markets		       22,500,000
Samuel A. Ramirez & Co., Inc. 	               22,500,000
Santander Investment Securities, Inc.          22,500,000
Muriel Siebert & Co., Inc.                     22,500,000
Wachovia Capital Markets, LLC                  22,500,000
Wells Fargo Brokerage Services, LLC  	       22,500,000
					    --------------
Total                                       $2,250,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
01/07/05  	Scottish Re Stingray Pass Through Trust

Shares            Price         Amount
1,700,000         $100.00	$1,700,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$1.50        N/A 	 0.52%	            0.62%

Broker
SBC Warburg, Inc. New York

Underwriters of Scottish Re Stingray Pass Through Trust

Underwriters*          	                  Principal Amount
Total                                      $325,000,000

*Underwriters and principal amounts were not available at the time of filing.


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/09/05  	Aiful Corp.

Shares            Price         Amount
940,000           $99.93	$939,342

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.45        N/A 	 0.19%	            0.24%

Broker
Deutsche Morgan Grenfell

Underwriters of Aiful Corp.

Underwriters*          	                  Principal Amount
Total                                      $500,000,000

*Underwriters and principal amounts were not available at the time of filing.


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/16/05  	The Chuo Mitsui Trust and Banking Co.

Shares            Price         Amount
490,000           $100.00	$490,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.75        N/A 	 0.06%	            0.07%

Broker
SBC Warburg, Inc. New York

Underwriters of The Chuo Mitsui Trust and Banking Co.

Underwriters*          	                  Principal Amount
Total                                      $850,000,000

*Underwriters and principal amounts were not available at the time of filing.


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
02/15/05  	ONYX Acceptance Owner Trust
		2005-A Class A4

Shares            Price         Amount
4,350,000         $99.99 	$4,349,565

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
$0.25        N/A 	 2.92%	            2.92%

Broker
First Boston Brokerage Corp.

Underwriters of ONYX Acceptance Owner Trust
		2005-A Class A4

Underwriters          	                  Principal Amount
Credit Suisse First Boston LLC		       $59,600,000
Merrill Lynch, Pierce, Fenner & Smith, Inc.     59,600,000
ABN AMRO, Inc. 				     	 5,960,000
Citigroup Global Markets, Inc.               	 5,960,000
J.P. Morgan Securities, Inc. 		     	 5,960,000
Lehman Brothers, Inc.	 		     	 5,960,000
Wachovia Capital Markets, LLC		     	 5,960,000
					        -------------
Total                                           $149,000,000